ACT Announces Filing of Definitive Proxy

Proxy Sets Record Date of March 1, 2012 and Annual Meeting Date of April 26, 2012

MARLBOROUGH, Mass.--(BUSINESS WIRE)--

Advanced Cell Technology, Inc. (“ACT”; OTCBB: ACTC), a leader in the field of regenerative medicine, announced today that on Monday, March 12 it filed with the Securities and Exchange Commission a proxy statement containing a shareholder proposal for a reverse split of its common stock.

The annual meeting of stockholders will be held on Thursday, April 26, at the Hyatt Regency Suites, Palm Springs, 285 N. Palm Canyon Dr., Palm Springs, Calif., 92262, on Thursday, April 26, 2012, at 9 a.m. PDT, to consider the following proposals: election of five directors, ratifying the appointment of the company’s public accounting firm, and a proposal to effect a reverse stock split of the company’s common stock, at a ratio between one-for-twenty and one-for-eighty, and to reduce the number of authorized shares of the company’s common stock in the same proportion as the reverse split, with the exact ratio to be determined by the board of directors.

“This reverse stock split, which should better align the company’s capital structure with its stage of development, and an accompanying Nasdaq listing application, will represent a significant step toward creating long-term shareholder value and building ACT into a world-class player in the regenerative medicine space,” said Gary Rabin, chairman and CEO of ACT. “I hope that our stockholders understand how important it is to vote ‘For’ the reverse stock split. A Nasdaq listing will enable us to significantly broaden our shareholder base and attract institutional ownership, a process that can build on itself to position the company on very firm financial footing over the long term.”

Stockholders who have questions on how to vote or need assistance voting their shares should contact the company’s proxy solicitor InvestorCom, Inc. toll-free at (877) 972-0090.

Further Information ACT has filed with the Securities and Exchange Commission (the “SEC”) and will furnish to stockholders of record on the record date for the annual meeting a definitive proxy statement in connection with the reverse stock split and other matters to be acted upon at the annual meeting. The company, Mr. Rabin and certain of its directors, executive officers and other members of management may, under SEC rules, be deemed “participants” in the solicitation of proxies from the company’s stockholders with respect to the reverse stock split and the other matters to be acted upon at the annual meeting. INVESTORS AND STOCKHOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED REVERSE STOCK SPLIT AND OTHER IMPORTANT INFORMATION INCLUDING THOSE PERSONS WHO MAY BE DEEMED “PARTICIPANTS” IN THE SOLICITATION. Investors and stockholders may obtain a free copy of the definitive proxy statement, and other documents filed by us with the SEC, including the preliminary proxy statement, at the SEC’s web site at http://www.sec.gov. Free copies of the definitive proxy statement, and the Company’s other filings with the SEC may also be obtained from the Company by directing a request to Advanced Cell Technology, Inc., 33 Locke Drive, Marlborough, Massachusetts 01752, Attention: Secretary.

About Advanced Cell Technology, Inc.

Advanced Cell Technology, Inc., is a biotechnology company applying cellular technology in the field of regenerative medicine. For more information, visit www.advancedcell.com.

Forward-Looking Statements

Statements in this news release regarding future financial and operating results, future growth in research and development programs, potential applications of our technology, opportunities for the company and any other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: limited operating history, need for future capital, risks inherent in the development and commercialization of potential products, protection of our intellectual property, and economic conditions generally. Additional information on potential factors that could affect our results and other risks and uncertainties are detailed from time to time in the company’s periodic reports, including the report on Form 10-K for the year ended December 31, 2011. Forward-looking statements are based on the beliefs, opinions, and expectations of the company’s management at the time they are made, and the company does not assume any obligation to update its forward-looking statements if those beliefs, opinions, expectations, or other circumstances should change. Forward-looking statements are based on the beliefs, opinions, and expectations of the company’s management at the time they are made, and the company does not assume any obligation to update its forward-looking statements if those beliefs, opinions, expectations, or other circumstances should change. There can be no assurance that the Company’s clinical trials will be successful.

Contact:

Investors:

CEOcast, Inc.
James Young, 212-732-4300

Press:

ACT Corporate Communications
Bill Douglass, 646-450-3615
or
Russo Partners
Martina Schwarzkopf, Ph.D., 212-845-4292